UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Minnesota
         (State or other jurisdiction of incorporation or organization)

     0-25121                                               41-1597886
(Commission File No.)                          (IRS Employer Identification No.)


              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (763) 551-7000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

On June 14, 2005, Select Comfort Corporation provided a pre-recorded update on its business trends for second quarter 2005. A copy of the press release announcing the details for accessing the recording is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the recording is also attached as Exhibit 99.2 to this Current Report on Form 8-K.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SELECT COMFORT CORPORATION
                                         (Registrant)


Dated:  June 14, 2005                    By:    /s/ Mark A. Kimball
                                           ------------------------------------

                                         Title: Senior Vice President
                                            -----------------------------------



                                INDEX TO EXHIBITS

The exhibit listed in this index is being furnished pursuant to Item 9.01 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.           Description of Exhibit
----------            ----------------------
99.1                  Press Release dated June 14, 2005
99.2                  Transcript of recorded business update dated June 14, 2005


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